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                        Supplement dated October 1, 2002
                        to Prospectuses dated May 1, 2002
                                       for
                JPF SEPARATE ACCOUNT A and JPF SEPARATE ACCOUNT C
                 of Jefferson Pilot Financial Insurance Company
                                       and
                             JPF SEPARATE ACCOUNT B
                of Jefferson Pilot LifeAmerica Insurance Company

This supplement updates certain information contained in the section entitled "The Company" of the Ensemble II, Ensemble II (New York), Ensemble III, Ensemble SL and Ensemble EXEC prospectuses and, to the extent inconsistent, it supersedes it. You should attach this supplement to your prospectus and retain it with the prospectus for future reference.

The last paragraph on page 25 of the Ensemble II prospectus, page 23 of the Ensemble II (New York) prospectus, page 28 of the Ensemble III prospectus, page 25 of the Ensemble SL prospectus and page 26 of the Ensemble EXEC prospectus are amended by deleting the first sentence in its entirety and replacing it with the following sentence:

     "We are currently rated AA+ by Fitch Ratings, Inc., AAA by Standard & Poor's Corporation and A++ by A.M. Best & Company."


                   Jefferson Pilot Financial Insurance Company
                  Jefferson Pilot LifeAmerica Insurance Company
                                One Granite Place
                          Concord, New Hampshire 03301
                                 (800) 453-8588